UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2017 (July 25, 2017)

RBB Bancorp

(Exact name of registrant as specified in its charter)

California	001-38149	27-2776416
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 S. Figueroa Street, Suite 1888 Los Angeles, California	90017
(Address of principal executive offices)	(Zip Code)

(213) 627-9888

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Introductory Note

On July 25, 2017, RBB Bancorp, a California corporation (the “Company”), priced its previously announced initial public offering (the “IPO”) of 3,750,000 shares of its no par value common stock (the “Common Stock”), at a price to the public of $23.00 per share of Common Stock, less underwriting discounts and commissions. The sale of the shares of Common Stock is expected to be completed on July 31, 2017, subject to customary closing conditions.

Item 1.01 Entry into a Material Definitive Agreement

The information set forth in the Introductory Note is incorporated by reference herein.

On July 25, 2017, in connection with the pricing of the IPO, the Company and its wholly-owned subsidiary, Royal Business Bank, entered into an underwriting agreement (the “Underwriting Agreement”) with Sandler O’Neill & Partners, L.P., as representative (the “Representatives”) of the several underwriters listed on Schedule I thereto (the “Underwriters”), pursuant to which the Company agreed to issue and sell 2,857,756 shares of Common Stock and selling shareholders agreed to sell 892,244 shares of Common Stock owned by them, at a public offering price of $23.00 per share. The Underwriters were granted a 30-day option to purchase up to an additional 562,500 shares of Common Stock. The Company made certain customary representations and warranties, agreed to certain covenants and agreed to indemnify the Underwriters against (or contribute to the payment of) certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

In connection with the IPO, the Company and each of the Company’s directors and executive officers, and the selling shareholders have entered into 180-day “lock-up” agreements with respect to the sale of shares of Common Stock, subject to customary exceptions.

The description of the Underwriting Agreement does not purport to be a complete description of such agreement and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and incorporated by reference herein.

Item 8.01 Other Events

The information set forth in the Introductory Note is incorporated by reference herein.

On July 26, 2017, the Company issued a press release in connection with the pricing of the IPO. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of July 25, 2017, by and among RBB Bancorp, Royal Business Bank, the selling shareholders named therein and Sandler O’Neill & Partners, L.P. as representatives of the several underwriters listed on Schedule I thereto.
99.1	Press Release of RBB Bancorp, issued July 26, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RBB Bancorp

Date: July 26, 2017	By:	/s/ David Morris

	Name:	David Morris
	Title:	Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of July 25, 2017, by and among RBB Bancorp, Royal Business Bank, the selling shareholders named therein and Sandler O’Neill & Partners, L.P. as representative of the several underwriters listed on Schedule I thereto.
99.1	Press Release of RBB Bancorp, issued July 26, 2017